================================================================================


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    _________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 14, 2005


                              GLOBAL MATRECHS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       000-29204                58-2153309
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


90 Grove Street, Suite 201 Ridgefield, Connecticut                  06877
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (203) 431-6665


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

     This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Global Matrechs, Inc. ("Company", "we" or "our"). Factors that could cause actual results to differ materially from our expectations include the uncertainty regarding the volatility of the price of our common stock, our possible ability to repay existing indebtedness and other risks detailed from time to time in our SEC reports. No assurance can be given that investors of the Company will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On July 14, 2005, we entered into a Securities Purchase Agreement with McNab LLC ("McNab") pursuant to which we sold a nonnegotiable 2% secured convertible promissory note (the "Note") with an aggregate principal amount of $175,000, and a common stock purchase warrant to purchase up to 7,000,000 shares of our common stock, $.0001 par value per share (the "Warrant"), for an aggregate purchase price of $175,000. We intend to use the proceeds for working capital.

THE NOTE

     The Note bears interest at a fixed rate of 2% per annum computed on the unpaid principal balance, which is payable upon maturity. The Note matures on July 14, 2007, at which time all remaining principal of the Note is due and payable in full.

     The Note is convertible at any time, at the option of the holder, into shares of our common stock at a conversion price of $0.02 per share. McNab may require us to repurchase some or all of its note if the market price of our common stock falls below $0.03 per share for ten (10) consecutive trading days, at a repurchase price equal to 140% of the principal amount of the note.

     We have secured the payment of the note with a subordinated security interest in our accounts, general intangibles, inventories, and other collateral. In addition, in the event we propose to register securities under the Securities Act of 1933, as amended, we are required to notify McNab in advance of such registration and, at its request (subject to limited exceptions), include the shares of our common stock underlying the note and warrant on the registration statement filed in connection with such registration (and assume any expenses associated therewith).

     The Securities Purchase Agreement and the Note contain customary events of default, including non-payment of principal or make-whole amount, interest, fees or other amounts; violation of covenants; inaccuracy of representations and warranties and certain bankruptcy events. In the event we default under the terms of the note, the entire outstanding principal (and any outstanding interest accrued thereon) shall become immediately due and payable, and the interest rate will rise to 18% per annum.

THE WARRANT

     Under the terms of the Warrant, McNab may purchase, at any time, up to four-million (7,000,000) shares of our common stock at an exercise price of $0.025 per share. The Warrant has an expiration date of July 14, 2010. The Warrant contains a cashless exercise provision whereby the holder may pay the exercise price associated with any exercise by having us withhold a number of shares otherwise issuable upon such exercise having a fair market value equal to the applicable aggregate exercise price. In the event such provision is used with respect to an exercise, we would receive no proceeds upon such exercise.

     Adjustments to the exercise price of the warrant must be made in the event that we pay a dividend in common stock or securities convertible to common stock, or if we subdivide, split or combine our shares of outstanding common stock. In the event that any of the foregoing occur, then the number of shares issuable pursuant to the Warrant shall be adjusted so that McNab may thereafter receive the number of shares of common stock it would have owned immediately following such action if it had exercised the warrants immediately prior to the transaction. The exercise price on the Warrant shall be adjusted to reflect the proportionate increase or decrease in the number of shares.

     We are obligated to pay placement fees in connection with this private placement consisting of cash and non-cash consideration with an the aggregate estimated fair value of $10,000. The private placement was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

     The discussion in this current report is only a summary and is qualified in its entirety by reference to the Note, the Warrant and the Securities Purchase Agreement, which are included as Exhibits 4.1, 4.2, and 10.1, respectively, to this current report on Form 8-K and are incorporated by reference in this Current Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits

   Number      Title
   ------      -----
    4.1        Common Stock Purchase Warrant issued to McNab LLC
    4.2        Nonnegotiable 2% Secured Convertible Promissory Note issued to
               McNab LLC
   10.1        Securities Purchase Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBAL MATRECHS, INC.


Date: July 15, 2005

                                       By: /s/ Michael Sheppard
                                           -----------------------------
                                       Michael Sheppard
                                       President, Chief Executive Officer, Chief
                                       Operating Officer and Acting Chief
                                       Financial Officer

                                  EXHIBIT INDEX


Number      Title
------      -----
 4.1        Common Stock Purchase Warrant issued to McNab LLC
 4.2        Nonnegotiable 2% Secured Convertible Promissory Note issued to
            McNab LLC
10.1        Securities Purchase Agreement